Exhibit 23.7

                                   CONSENT OF
                                 RONALD E. HUFF

         I hereby consent to "Ronald E. Huff" being named as a director in Post Effective Amendment No. 2 to the Registration Statement of Cadence Resources Corporation on Form SB-2, SEC Registration No. 333-110099.

November 10, 2005


                                           /s/ Ronald E. Huff
                                           -------------------------------------
                                           Ronald E. Huff